SCHEDULE 14A INFORMATION

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STANDARD MANAGEMENT CORPORATION

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NOTICE OF 2004 ANNUAL MEETING
ABOUT THE MEETING
BOARD OF DIRECTORS
COMPENSATION OF DIRECTORS
AUDIT COMMITTEE REPORT AND FEES PAID TO INDEPENDENT AUDITORS
COMPENSATION COMMITTEE REPORT
EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS
PERFORMANCE GRAPH
STOCK OWNERSHIP
EQUITY COMPENSATION PLAN INFORMATION
GENERAL
APPENDIX A

STANDARD MANAGEMENT

NOTICE OF

2 0 0 4

ANNUAL MEETING
&
PROXY STATEMENT

NOTICE OF 2004 ANNUAL MEETING

Time:	Friday, July 9, 2004 9:30 a.m., local time

Place:	Standard Management Corporation 10689 North Pennsylvania Indianapolis, Indiana 46280 Knieser Auditorium

Proposals:	1.	To elect two Class III directors to our Board of Directors for a three-year term.

	2.	To transact other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Who Can Vote:	You can vote if you were a shareholder of record on May 26, 2004.

Annual Report:	A copy of our 2003 Annual Report is enclosed.

Date of Mailing:	This notice and the proxy statement are first being mailed to shareholders on or about June 9, 2004.

By order of the Board of Directors
Stephen M. Coons, Executive Vice President and Secretary

STANDARD MANAGEMENT

To our Shareholders:

     You are cordially invited to attend our 2004 Annual Meeting, which will be held on Friday, July 9, 2004 at 9:30 a.m. local time in the Knieser Auditorium at our headquarters in Indianapolis, Indiana.

     The matters to be considered at the meeting are described in the accompanying Notice of 2004 Annual Meeting and Proxy Statement.

     Regardless of your plans for attending in person, you can be sure that your shares are represented at the meeting by promptly voting and submitting your proxy through the internet, by telephone or by completing, signing, dating and returning the enclosed proxy card in the enclosed post-paid envelope. If you attend the Annual Meeting in person and wish to vote in person, you may withdraw your proxy and vote your shares personally.

     We look forward to the 2004 Annual Meeting.

Sincerely,

/s/ Ronald D. Hunter Ronald D. Hunter Chairman and Chief Executive Officer

June 9, 2004

ABOUT THE MEETING

Why is this Proxy Statement being furnished to Shareholders?

This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of Standard Management Corporation (“we”, “our”, “us”, “Standard Management” or the “Company”) for use at our 2004 Annual Meeting (the “Annual Meeting”). This Proxy Statement and the enclosed proxy card were first sent or given to shareholders on or about June 9, 2004.

When and where is the Annual Meeting being held?

The 2004 Annual Meeting will be held at 9:30 a.m. on Friday, July 9, 2004 in the Knieser Auditorium at our main office, 10689 North Pennsylvania, Indianapolis, Indiana 46280.

What am I voting on?

1.	The election of two (2) Class III directors to our Board of Directors for a three-year term.

2.	Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Who is entitled to vote?

Each shareholder of record of our common stock at the close of business on May 26, 2004 (the “Record Date”) is entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each voting matter.

What constitutes a quorum at the meeting?

A majority of the shares entitled to vote will constitute a quorum for purposes of the Annual Meeting. On the Record Date, there were 7,931,113 shares of common stock outstanding and entitled to vote.

A list of the shareholders of record entitled to vote at the Annual Meeting will be available for inspection by any shareholder for any purpose applicable to the meeting, during normal business hours, for a period of ten days prior to the meeting at our principal executive offices located at 10689 North Pennsylvania, Indianapolis, Indiana 46280. Our telephone number at this address is (317) 574-6224.

How many votes are required for the approval of each item?

The two nominees for Class III director receiving the most votes will be elected. Abstentions and instructions to withhold authority to vote for one or more of the nominees will result in those nominees receiving fewer votes but will not count as votes “against” a nominee.

Broker nonvotes:

If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, your shares must be voted as you direct. If you do not give instructions, one of two things can happen, depending on the type of proposal. For the proposal for election of directors, the broker may vote your shares at its discretion. But for other proposals, the broker may not vote your shares at all. When that happens, it is called a “broker nonvote”. Broker non-vote will be treated as shares that are present for purposes of determining the presence of a quorum but will not otherwise affect the voting.

How do I vote before the meeting?

You have three voting options:

•	By internet, following the instructions on your proxy card; or

•	By telephone, following the instructions on your proxy card; or

•	By mail by completing, signing and returning the enclosed proxy card.

The proxies will vote your shares according to your instructions.

Can I vote at the meeting?

You may vote your shares at the meeting if you attend in person. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy as described above.

What if I return my proxy card but do not provide voting instructions?

If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendations of our Board of Directors as discussed in this Proxy Statement. A proxy may indicate that all or a portion of the shares represented are not being voted by the shareholder with respect to a particular matter. Any such non-voted shares will be considered present for the purpose of determining the presence of a quorum.

BOARD OF DIRECTORS

Can I revoke my proxy?

Yes. You may revoke your proxy at any time prior to voting at the Annual Meeting by (1) delivering written notice to Stephen M. Coons, our Secretary, (2) by submitting a subsequently dated proxy, or (3) by attending the Annual Meeting and voting in person.

PROPOSAL ONE

What is the current makeup of our Board of Directors?

Our Board of Directors currently consists of seven persons and is divided into three classes, each of whose members serves for a three-year term. At the Annual Meeting, shareholders will elect two Class III Directors. The terms of the current Class III Directors expire with this Annual Meeting.

How are Directors elected?

Unless otherwise instructed, the proxies named on the proxy card will vote the proxies received by them FOR the two nominees recommended by our Board of Directors and named below. Shareholders do not have the right to cumulate votes in the election of directors. Directors are elected by a plurality of the votes cast at the Annual Meeting. Thus, assuming a quorum is present, the two persons receiving the greatest number of votes will be elected to serve as Class III Directors.

Who are this year’s nominees?

Class III - Nominated To Serve Until The 2007 Annual Meeting

Ronald D. Hunter, 52, Chairman of the Board and Chief Executive Officer since 1989

•	Chairman of the Board and Chief Executive Officer of our subsidiary Standard Life Insurance Company of Indiana (“Standard Life”) since 1987

•	Held management and sales positions with:

•	Conseco, Inc. from 1981 to 1986

•	Aetna Life & Casualty Company from 1978 to 1981

•	Mr. Hunter has been widely recognized for his vision and leadership qualities, earning him the distinction of being a finalist four times for the Ernst & Young Entrepreneur of the Year award. He has also become well-known as the author of the book, Vision Questing: Turning Dreams into Realities.

James H. Steane II, 59, Director since 2002

•	Retired from Fleet Bank in 1999 after a 29 year career in corporate banking

•	Senior Vice President and Senior Lending Officer in the Insurance and Mutual Fund Group, Fleet Bank (Connecticut) from 1983 to 1999

•	Past President of Junior Achievement of Hartford, CT and American School for the Deaf

•	Received MBA from Adelphi University

Our Board of Directors recommends a vote FOR election of these nominees as directors of our Company.

Who are the directors, not up for re-election this year, who will continue to serve?

Class I - Serving Until The 2005 Annual Meeting

Robert A. Borns, 68, Director since 1996

•	Chairman of Correctional Management Company, LLC since 1996

•	Chairman of Borns Management Corporation since 1962

•	Board of Director’s Member of:

•	Artistic Media Partners, Inc.

•	Northern Trust Company Bank/California

•	Board of Trustees Member of:

•	Indianapolis Museum of Art

•	Indiana University Foundation

•	Barbara Sinatra Children’s Center

Robert J. Salyers, 57, Director since 2001

•	Practicing law since 1973; currently with the law firm of Salyers & Eiteljorg, P.C.

•	J.D. Indiana University (Indianapolis) Law School (1973)

•	B.S. Purdue University, Animal Science (1968)

•	Board of Director’s Member of:

•	Blue River Bancshares, Inc.

•	Eiteljorg Museum of American Indians and Western Art

•	Pacers Basketball Corporation Foundation, Inc.

•	St. John Endowment Fund for Church and School Ministry, Inc.

BOARD OF DIRECTORS

Class II –Serving Until the 2006 Annual Meeting

Stephen M. Coons, 63, Executive Vice President, General Counsel and Secretary since 1993 and Director since 1989

•	Counsel to the law firm of Coons, Maddox & Koeller from 1993 to 1995

•	Partner with the law firm of Coons & Saint from 1983 to 1993

•	Indiana Securities Commissioner from 1978 to 1983

•	Practicing law for over 30 years

Martial R. Knieser, 61, President of our subsidiary U.S. Health Services Corporation since 2004 and Director since 1990

•	Director of Laboratories of St. Vincent Mercy Hospital, Elwood, Indiana – since 1999

•	Medical Director of Stat Laboratory Services from 1989 to 1999

•	Medical Director of Standard Life since 1987

•	Director of Laboratories of Community Hospital Indianapolis from 1978 to 1991

P. B. (“Pete”) Pheffer, CPA, 53, President since 2002, Chief Financial Officer and Director since 1997

•	Senior Vice President - Chief Financial Officer and Treasurer of Jackson National Life Insurance Company from 1994 to 1996

•	Senior Vice President - Chief Financial Officer of Kemper Life Insurance Companies from 1992 to 1994

•	Received MBA from the University of Chicago in 1988

How long will this year’s nominees serve?

The nominees for Class III Directors, if elected, will serve three years until the 2007 Annual Meeting of shareholders and until their successors have been elected and qualified.

What if a nominee is unable or declines to serve?

In the event that any nominee for our Board of Directors is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board of Directors to fill the vacancy, or the number of directors constituting the full Board of Directors may be reduced. It is not expected that any nominee will be unable or will decline to serve as a director.

Can a shareholder nominate a person for election to our Board of Directors?

Our shareholders may nominate a person for election to our Board of Directors. To do so, the shareholder must provide written notice which contains the information required by our Bylaws to the Secretary of the Company. For this meeting, any such notice must be received at our principal executive office no later than the close of business on June 19, 2004. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them FOR the nominees recommended by our Board of Directors.

Who are our executive officers?

As of the date of this Proxy Statement, our Executive Officers are:

•	Ronald D. Hunter, Chairman and Chief Executive Officer

•	P. B. (“Pete”) Pheffer, President and Chief Financial Officer

•	Stephen M. Coons, Executive Vice President, General Counsel and Secretary

•	Martial R. Knieser, M.D., President of U.S. Health Services Corporation

•	Marc D. Novotney, CLU, age 49, President of Standard Life since 2003

•	President of Western Security Life Insurance Company, an AmerUs Company, from 1995 to 2002

•	Senior Vice President, Multi-Company Business of Indianapolis Life Insurance Company from 1999 to 2002

•	Vice President of Acordia Personal Benefits, Inc., a wholly-owned subsidiary of Acordia, Inc. from 1988 to 1994

•	Received MBA from Indiana Wesleyan University

BOARD OF DIRECTORS

Our Board of Directors met six times in 2003, each time pursuant to a regularly scheduled meeting. Each director attended at least 75% of the meetings of the Board of Directors or committees on which they served.

Future Plans for Additional Directors

In November 2003, The Nasdaq Stock Market adopted a series of new rules relating to corporate governance. One of the new rules requires that the boards of directors of companies listed on Nasdaq be comprised of a majority of “independent” directors. The Nasdaq rules set forth a detailed definition of “independence.” Of the seven current members of our Board of Directors, only three meet the Nasdaq definition of independence (the other four directors being members of management). In order to comply with the Nasdaq director independence rule, the Board of Directors intends, after the annual meeting but in any event before November 30, 2004, to increase the size of the Board from seven to nine members, thus creating two vacancies. In the exercise of authority granted to it under Indiana law, the current Board will then appoint two new directors to fill the vacancies. Although these individuals have not yet been identified, the Board will ensure that they meet the Nasdaq definition of independence. In order to make the three classes of directors equal in number, the Board intends to appoint one of the new directors to serve as a Class I Director for a term of one year (consistent with the terms of the other Class I Directors) and to appoint the other director as a Class III Director for a term of three years (consistent with the terms of the other Class III Directors.) Following such action, our Board will consist of nine directors divided into three equal classes with five of such directors being “independent” as required by Nasdaq.

What are the committees of the Board?

It is the primary responsibility of our Board of Directors to oversee the management of our business. To assist in carrying out its responsibilities, our Board of Directors has established the following five standing committees:

			Number of
Name of Committee and			Meetings in
Members	Functions of the Committee		2003
Executive: Ronald D. Hunter, Chair Stephen M. Coons P.B. (Pete) Pheffer Robert J. Salyers	•	Acts for our Board of Directors in the management of our business when action is required between Board of Directors meetings.	2

	•	Committee meets as necessary.

	•	All actions by committee are reported at the next Board of Directors meeting.

Audit: James H. Steane II, Chair Robert J. Salyers Robert A. Borns	•	Reviews the results and scope of the audit and other services provided by our independent auditors to our Board of Directors.	7

	•	Monitors the effectiveness of the audit effort and financial reporting as well as the adequacy of financial and operating controls.

Compensation: Robert A. Borns, Chair Robert J. Salyers James H. Steane II	•	Approves compensation objectives and policies for all employees.	1

	•	Responsible for developing and making recommendations to our Board of Directors with respect to our executive compensation policies.

	•	Determines periodically and recommends to our Board of Directors the base cash compensation for our Chief Executive Officer and other executive officers.

			Number of
Name of Committee and			Meetings in
Members	Functions of the Committee		2003
	•	Reports to shareholders on executive compensation items as required by the Securities and Exchange Commission.

Incentive Stock Option: The entire Board of Directors	•	Has responsibility for granting stock options to eligible members of management under, and otherwise administers the Standard Management Corporation 2002 Stock Incentive Plan (the “2002 Stock Incentive Plan”) and the Amended and Restated 1992 Stock Option Plan (the “1992 Stock Option Plan”).	2

Nominating: Robert J. Salyers, Chair Robert A. Borns James H. Steane II	•	Recommends qualified candidates for election as officers and directors of the Company.	1

What Procedures are Employed by the Nominating Committee?

The Nominating Committee acts pursuant to a written charter (a copy of which may be viewed on the Company’s website located at www.sman.com under Investor Relations), which specifies a process for identifying and evaluating nominees for director, including nominees recommended by shareholders. In this regard, the Charter provides that in considering the recommendation of candidates for the Board:

•	the Committee shall identify individuals qualified to stand for re-election or to become new members of the Board, consistent with any qualifications, expertise and characteristics which may have been approved by the Board or determined by the Committee from time to time;

•	the Committee shall evaluate incumbent directors whose terms are expiring at the meeting and consider their qualifications to stand for re-election; and

•	the Committee shall evaluate nominees for election to the Board submitted by shareholders in accordance with procedures adopted by the Committee, our Bylaws, and applicable law.

The Nominating Committee recommended the two directors proposed for election at the Annual Meeting, which was unanimously approved by the full Board of Directors, including unanimous approval by the independent directors.

What are the minimum qualifications required to serve on our Board of Directors?

The Committee has adopted a policy to provide that all members of the Board must possess the following minimum qualifications:

•	a director must demonstrate integrity, accountability, informed judgment, financial literacy, creativity and vision;

•	a director must be prepared to represent the best interests of all of our shareholders, and not just one particular constituency;

•	a director must have a record of professional accomplishment in his or her chosen field; and

•	a director must be prepared and able to participate fully in Board activities, including membership on Board committees.

What other considerations does the Nominating Committee consider?

The Committee believes it is important to have directors from various backgrounds and professions in order to ensure that the Board has a wealth of experiences to inform its decisions.

May shareholders nominate candidates for election to the Board without consideration by the Nominating Committee?

Yes. All nominations should be submitted to: Corporate Secretary, Standard Management Corporation, 10689 N. Pennsylvania, Indianapolis, Indiana 46280, together with the written consent of the recommended person to serve as a director of the Company, if elected. Nominations must be made not less than 60 nor more than 90 days prior to the Annual Meeting; provided, however, that if less than 75 days’ notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or public disclosure was made.

How may shareholders communicate with members of the Board?

Our shareholders may communicate directly with the members of the Board of Directors or individual members by writing directly to it or to those individuals, care of the Secretary of our Company at our principal executive offices, together with evidence of stock ownership. We strongly encourage our Board of Directors to attend our annual meeting of shareholders. Last year, all of our directors attended the annual meeting.

All correspondence received is entered into a log for tracking purposes. The Secretary of the Company reviews such correspondence and provides the Board with a summary of such correspondence and a copy of any correspondence that, in the opinion of the Secretary, deals with the functions of the Board or the standing committees of the Board or that otherwise requires their attention, at each Board meeting. Correspondence relating to accounting, internal controls or auditing matters is immediately brought to the attention of our finance department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Have we adopted a Code of Ethics?

Yes. We have adopted a Code of Business Ethics and Conduct, which is applicable to all directors, officers and employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. We have also adopted a separate Code of Ethics for Senior Financial Officers, which is applicable to the Chief Executive Officer, Chief Financial Officer, Treasurer and other designated financial employees. The complete text of both Codes are available on our website at www.sman.com under Investor Relations. We intend to post any amendments to or waivers from the Code of Business Ethics and Conduct and Code of Ethics for Senior Financial Officers at the same location on our website.

COMPENSATION OF DIRECTORS

How are Directors compensated?

Cash compensation:

•	Each of our non-employee directors receives an annual cash retainer of $22,500.

•	Our non-employee directors also receive $1,000 per Board of Directors meeting or Board of Directors Committee meeting attended in person.

•	All non-employee directors are reimbursed for expenses incurred in connection with their services as directors.

Stock compensation:

•	Our Board of Directors may vary, from year to year, the number of shares subject to options granted to each non-employee director.

•	Each such option will be exercisable for ten years and may expire earlier upon termination of directorship.

•	Our officers do not receive an annual retainer, meeting fees, shares of common stock or other compensation for service as directors or for service on Committees of our Board of Directors.

Are other fees/compensation paid to Directors?

Dr. Martial R. Knieser, a director, also serves as our medical director. For those services, Dr. Knieser was paid $58,520 in 2003.

AUDIT COMMITTEE REPORT AND FEES PAID TO INDEPENDENT AUDITORS

Audit Committee Report

Our Board of Directors has adopted a written charter for the Audit Committee, which is included as Appendix A to this Proxy Statement. The Audit Committee charter may also be viewed on our website, www.sman.com under Investor Relations. In accordance with its written charter, the Audit Committee oversees our financial reporting process on behalf of our Board of Directors. Our management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Committee reviewed with the Company’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, our accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committee,” as currently in effect. In addition, the Audit Committee has received the written disclosures from the Company’s independent auditors required by Independence Standards Board Standard No. 1, “Independence Discussion with Audit Committees,” and has discussed with the independent auditors their independence from management and the Company and considered the compatibility of non-audit services with the auditors’ independence.

The Committee discussed with our independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to our Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of our independent auditors.

Our Board has determined that the members of the Committee are all independent as contemplated by the listing standards of Nasdaq as currently in effect and satisfy the Nasdaq Marketplace Rules relating to financial literacy and experience. Our Board of Directors has further determined that James H. Steane II satisfies the criteria for being an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC.

James H. Steane II, Audit Committee Chair
Robert J. Salyers, Audit Committee Member
Robert A. Borns, Audit Committee Member

Fees Paid to Independent Auditors

Subject to its discretion to appoint alternative auditors if deemed appropriate, the Audit Committee has retained Ernst & Young LLP as auditors for the current fiscal year. We have employed this firm in that capacity since our formation in 1989.

Audit Fees. The aggregate fees billed to the company by Ernst & Young for audit services was $296,260 for 2003 and $284,900 for 2002. These included fees for professional services rendered in connection with the audit of our consolidated financial statements for the fiscal years and for reviews of the financial statements included in our quarterly reports on Form 10-Q.

Audit Related Fees. Audit related fees totaled $394,467 in 2003 and $102,000 in 2002. This category includes fees billed for insurance and related services that are reasonably related to the performance of the audits or review of the financial statements and are not reported under “audit fees.” The fees for 2002 include fees related to registration statements filed with the SEC.

Tax Fees. Fees for tax services rendered by Ernst & Young, including tax compliance, tax advice and tax planning, totaled approximately $30,000 for 2003 and $52,000 for 2002.

All Other Fees. Fees for all other services provided by Ernst & Young not described above totaled approximately $1,500 for 2003 and $0 for 2002.

Policy for Approval of Audit and Non-Audit Services. The Audit Committee has adopted an approval policy regarding the approval of audit and non-audit services provided by the independent auditors, which approval policy describes the procedures and the conditions pursuant to which the Audit Committee may grant general pre-approval for services proposed to be provided by our independent auditors.

All services provided by our independent auditors, both audit and non-audit, must be approved by the Audit Committee. In determining whether to approve a particular audit or permitted non-audit service, the Audit Committee will consider, among other things, whether service is consistent with maintaining the independence of the independent auditors. The Audit Committee will also consider whether the independent auditors are best positioned to provide the most effective and efficient service to our company and whether the service might be expected to enhance our ability to manage or control risk or improve audit quality.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and they will be given an opportunity to make a statement if they so desire and will be available to respond to appropriate questions relating to the audit of our 2003 consolidated financial statements.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors has furnished the following report on executive compensation:

What is the philosophy behind executive compensation?

The objectives of our executive compensation program are to:

•	Support the achievement of desired Company performance.

•	Provide compensation that will attract and retain superior talent and reward performance.

•	Align the executive officers’ interests with our success by placing a portion of pay at risk with payout dependent upon corporate performance.

The executive compensation program provides an overall level of compensation opportunity believed to be competitive within the financial services industry, as well as with a broader group of companies of comparable size and complexity. Actual compensation levels may be greater or less than average competitive levels in surveyed companies based upon our annual and long-term performance, as well as individual performance. The Compensation Committee uses its discretion to set executive compensation at levels warranted in its judgment by external, internal or individual circumstances.

What are the components of executive compensation?

Our executive officer compensation program is comprised of the following major components, all of which are intended to attract, retain and motivate highly effective executives.

1. Base Salary. Base salary levels for our executive officers are competitively set relative to companies in the financial services industry and other comparable companies. In determining salaries, the Committee also takes into account individual experience and performance and specific issues particular to the Company. These salaries are embodied in employment agreements negotiated with our executive officers. See “Employment Agreements”.

2. Cash Incentive Compensation. Cash incentive compensation is designed to motivate our executives to attain short-term and long-term corporate goals. Annual cash bonuses are paid to our executives in accordance with their respective employment agreements.

3. Long-term Incentive Compensation. Long-term incentive compensation is provided to executives and other employees through the 2002 Stock Incentive Plan. The objectives of the Plan are to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareowner return, and to enable executives to develop and maintain a significant, long-term ownership position in common stock.

4. Deferred Compensation. Deferred compensation provides funds for retirement or death for certain of our executive officers, directors and management employees (and their beneficiaries). It is intended that the deferred compensation plan will aid in retaining and attracting employees of exceptional ability by providing such employees with a means to supplement their standard of living at retirement. This deferred compensation plan is intended to qualify for the exemptions described in Sections 201(2), 301(a)(3), and
401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

COMPENSATION COMMITTEE REPORT

The 2002 Stock Incentive Plan authorizes a grant of stock options, within the total number of shares authorized, to eligible officers and other key employees. The amount of common stock subject to any award made under the 2002 Stock Incentive Plan is a function of salary and position in our Company. As with the determination of base salaries and cash incentive compensation, the Incentive Stock Option Plan Committee exercises subjective judgment and discretion in view of its general policies. The Incentive Stock Option Plan Committee will act in accordance with guidelines established in the 2002 Stock Incentive Plan. Our long-term performance ultimately determines compensation from stock options, since gains from stock option exercise are entirely dependent on the long-term growth of our stock price. Awards are made at a level calculated to be competitive within the financial services industry as well as a broader group of companies of comparable size and complexity.

How are limitations on the deductibility of compensation handled?

Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows a public company’s compensation deduction with respect to certain highly compensated executives in excess of $1,000,000 unless certain conditions are satisfied. We presently believe that this provision is unlikely to become applicable to us in the near future because the levels of base salary and annual cash incentive compensation of our executive officers are less than $1,000,000 per annum. Therefore, we have not taken any action to adjust our compensation plans or policies in response to Section 162(m).

What other benefits are available to our Executive Officers?

We provide programs to our executive officers that are generally available to all of our employees including a 401(k) plan and medical benefits.

How is the Chief Executive Officer compensated?

Mr. Hunter was appointed to the position of Chairman of the Board and Chief Executive Officer during 1989. The compensation of Mr. Hunter is established by the terms of his employment agreement. Under his employment agreement, a portion of his cash compensation is tied directly to our financial performance, because his annual cash bonus is a fixed percentage (3 percent) of our annual gross operating income. During 2003, Mr. Hunter’s annual base salary rate was increased from $487,000 to $ 498,696 in accordance with his employment agreement. Mr. Hunter’s incentive bonus in 2003 was $47,500 in accordance with his employment agreement and he was awarded deferred compensation of $100,000.

Who prepared this report?

This report has been furnished by the members of the Compensation Committee

•	Robert A. Borns, Chairman

•	Robert J. Salyers

•	James H. Steane II

The foregoing report should not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION

The following table sets forth the annual and certain other components of the compensation for the last three fiscal years earned by Mr. Hunter, Chairman and Chief Executive Officer of the Company, and our other currently serving executive officers whose salary and bonus exceeded $100,000 during fiscal year 2003 (Messrs. Pheffer, Coons and Novotney) (collectively, Messrs, Hunter, Pheffer, Coons and Novotney are referred to as the “Named Executive Officers”) as well as such information for certain former executive officers whose salary and bonus exceeded $100,000 during fiscal year 2003, but who were no longer serving in such capacity at the end of 2003 (Messrs. Firestone and Stahl):

SUMMARY COMPENSATION TABLE

					LONG TERM COMPENSATION
					AWARDS
					Securities	All Other
	Fiscal	ANNUAL COMPENSATION			Underlying	Compensation
Name and Principal Position	Year	Salary	Bonus	Other (1)	Options	(2)
Ronald D. Hunter	2003	$475,008	$100,000	$13,020	—	$63,695
Chairman of the Board	2002	402,240	447,500	19,608	—	66,695
and Chief Executive Officer	2001	358,320	182,921	232,027	—	29,845
P.B. (“Pete”) Pheffer	2003	350,016	100,000	—	—	28,052
President and	2002	283,664	285,000	—	—	28,431
Chief Financial Officer	2001	245,328	91,460	100,000	—	19,567
Stephen M. Coons	2003	224,256	—	—	—	16,819
Executive Vice President	2002	219,864	121,986	—	—	16,789
General Counsel and Secretary	2001	215,352	91,460	—	—	16,789
Marc D. Novotney	2003	196,875	—	—	—	3,000
President	2002	—	—	—	—	—
Standard Life Insurance	2001	—	—	—	—	—
Murray I. Firestone	2003	204,147	—	—	—	—
Former President	2002	—	—	—	—	—
U.S. Health Services	2001	—	—	—	—	—
Edward T. Stahl	2003	—	—	176,400	—	9,263
Former Executive Vice President	2002	85,200	40,000	88,200	—	13,207
Chief Administration Officer	2001	166,896	91,460	—	—	15,007

(1)	2003 amounts include $13,020 imputed interest on an interest-free loan made to Mr. Hunter in 1997. The balance of the loan at December 31, 2003 is $775,500. Such amounts include a consulting fee of $176,400 to Mr. Stahl.

(2)	Amounts reported for fiscal year 2003 were as follows:

EXECUTIVE COMPENSATION

		Key Man	Disability
	401K	Insurance	Insurance	Travel
Name	Contribution	Premiums	Premiums	Allowance
Ronald D. Hunter	$8,000	$39,740	$6,955	$9,000
P.B. (“Pete”) Pheffer	8,000	9,350	6,202	4,500
Stephen M. Coons	8,000	2,408	1,911	4,500
Marc D. Novotney	3,000	—	—	—
Edward T. Stahl	7,056	2,207	—	—

     The following table provides information regarding stock options granted of the Named Executive Officers during the year ended December 31, 2003.

Individual Grants

					Potential Realizable
					Value at Assumed
	Number of	% of Total	Exercise		Annual Rates of Stock
	Securities	Options	or Base		Appreciation for Option
	Underlying	Granted to	Price	Expir-	Term(1)
	Options	Employees in	($/Share)	ation
Name	Granted	Fiscal Year	(1)	Date	5%	10%
Ronald D. Hunter	250,000	43.1%	$3.20	2013	$572,343	$1,385,228
P. B. (“Pete”) Pheffer	125,000	21.6	3.20	2013	286,172	671,364
Marc D. Novotney	75,000	12.9	3.25	2013	167,953	411,818
Stephen M. Coons	—	—	—	—	—	—

(1)	The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term , assuming the specified compounded rates of appreciation on the common stock over the terms of the options. These numbers do not take into account plan provisions providing for termination of the options following termination of employment of non-transferability.

     No stock options were exercised by Named Executive Officers during fiscal year 2003. The following table sets forth information with respect to Named Executive Officers concerning unexercised options held as of the end of fiscal year 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FY-END OPTION VALUES

			Value of Unexercised
	Number of Securities Underlying		In the Money
	Unexercised Options at FY-End		Options at FY-End ($)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Ronald D. Hunter	$771,428	$166,667	$14,167	$28,333
P.B. (“Pete”) Pheffer	334,167	83,333	7,083	14,167
Stephen M. Coons	265,260	—	—	—
Marc D. Novotney	25,000	50,000	3,083	6,167

EMPLOYMENT AGREEMENTS

We have employment agreements with Messrs. Hunter, Pheffer, and Coons.

When do the employment agreements terminate?

•	Mr. Hunter’s employment agreement will initially run for a five year period terminating on January 1, 2008, and it shall automatically renew annually for successive five year periods on January 1 of each year, unless either party elects not to renew in accordance with the terms of the agreement.

•	Mr. Pheffer’s employment agreement will initially run for a three year period terminating on January 1, 2006, and it shall automatically renew annually for successive three year periods on January 1 of each year, unless either party elects not to renew in accordance with the terms of the agreement.

•	Mr. Coons’ employment agreement terminates on July 1, 2005.

What happens when employment is terminated?

If Mr. Hunter’s or Mr. Pheffer’s employment is terminated, for a period of two years thereafter, each shall not:

•	Within Indiana, render any services as an agent, independent contractor, consultant or otherwise become employed in the business of selling or providing life, accident or health insurance products or lending or other financial products or services sold by the Company or our subsidiaries.

•	Within Indiana, in any manner compete with us or with any of our subsidiaries.

•	Solicit or attempt to convert to other insurance carriers providing similar products or services provided by us, and our customers or policyholders.

If Mr. Coons’ employment is terminated, for a period of one year thereafter, he shall not:

•	Sell or attempt to sell, within Indiana, any type of our insurance products.

•	Sell or attempt to sell any types of our insurance products that we market to our customers.

•	Within Indiana, own, be employed by, or be connected in any manner with any business similar to our type of business.

What is the agreement on termination of employment due to a change in control?

•	Following a termination of Mr. Hunter’s employment with the Company, in the event of a change-in-control, Mr. Hunter would be entitled to receive a lump-sum payment equal to five times the sum of his then-current base salary, and the average amount of the bonuses paid to him for the five preceding fiscal years. Mr. Hunter would also be entitled to receive a lump-sum payment equal to the amount determined by multiplying the number of shares of common stock subject to unexercised stock options previously granted by the Company and held by Mr. Hunter on the date of termination, whether or not such options are then exercisable, by the greater of (i) the highest sales price of the common stock during the preceding six-month period, and (ii) the highest price paid to the holders of common stock of the Company whereby the change in control takes place.

EMPLOYMENT AGREEMENTS

•	Following a termination of Mr. Pheffer’s employment with the Company, in the event of a change-in-control, Mr. Pheffer would be entitled to receive a lump-sum payment equal to three times the sum of his then-current base salary, and the average amount of the bonuses paid to him for the three preceding fiscal years. Mr. Pheffer would also be entitled to receive a lump-sum payment equal to the amount determined by multiplying the number of shares of common stock subject to unexercised stock options previously granted by the Company and held by Mr. Pheffer on the date of termination, whether or not such options are then exercisable, by the greater of (i) the highest sales price of the common stock during the preceding six-month period, and (ii) the highest price paid to the holders of common stock of the Company whereby the change in control takes place.

•	Following a termination of Mr. Coons’ employment with the Company in the event of a change-in-control, Mr. Coons would be entitled to receive a lump sum payment equal to 2.99 times his average annual compensation payable by the Company to him for the five preceding calendar years and a lump sum payment, the amount determined by multiplying the number of shares of common stock subject to unexercised stock options previously granted by the Company and held by Mr. Coons on the date of termination, whether or not such options are then exercisable, and the highest per share fair market value of the common stock on any day during the six-month period ending on the date of termination. Upon payment of such amount, such unexercised stock options will be deemed to be surrendered and canceled.

What are the salary and bonus agreements?

•	Mr. Hunter receives a bonus equal to 3% of our annual gross operating income, but not less than 10% of his annual salary.

•	Mr. Pheffer receives a bonus equal to 2% of our annual gross operating income, but not less than 10% of his annual salary.

•	Mr. Coons receives a bonus equal to 1 1/2% of our annual gross operating income, but not less than 10% of his annual salary.

•	The salaries for 2003 are in accordance with the individual’s employment agreements and increase annually based on the Consumer Price Index.

PERFORMANCE GRAPH

The following stock performance graph reflects a five-year comparison of cumulative total shareholder return on the assumption that $100 was invested on December 31, 1998 in each of 1) our common stock, 2) the Russell 2000 index and 3) the NASDAQ Insurance Stock Index.

The stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 and the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

STOCK OWNERSHIP

COMMON STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 31, 2004 by:

•	each of our shareholders known to own beneficially more than five percent (5%) of the outstanding common stock.

•	each of our directors.

•	each of our Named Executive Officers.

•	all directors and executive officers as a group.

Name	Number of Shares Owned (1)		Percent (2)
Ronald D. Hunter	1,009,213	(3)	11.33%
P.B. (Pete) Pheffer	406,208		4.18
Martial R. Knieser	348,558	(4)	3.58
Stephen M. Coons	302,910		3.12
Robert A. Borns	102,700		1.06
Marc D. Novotney	38,333		*
Robert J. Salyers	3,650		*
James H. Steane II	3,500		*
All directors and executive officers as a group (8 persons)	2,215,072		23.74
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, California 90401	463,435	(5)	5.71
Henry George Luken, III 900 Fairway Lane Soddy Daisy, Tennessee 37379	565,845	(6)	6.97

*	Represents less than one percent

(1)	Except as otherwise noted below, each person named in the table possesses sole voting and sole investment power with respect to all shares of common stock listed in the table as owned by such person. Shares beneficially owned include shares that may be acquired pursuant to the exercise of outstanding options, warrants or convertible securities that are exercisable within 60 days of March 31, 2004 as follows: Mr. Hunter – 854,761, Mr. Pheffer – 375,833, Dr. Knieser – 47,100, Mr. Coons – 265,260, Novotney – 33,333, Mr. Borns – 25,000, Mr. Salyers – 1,500, Mr. Steane – 500, directors and executive officers as a group – 1,603,287.

(2)	Percentage of total outstanding shares is calculated separately for each person on the basis of the actual number of outstanding shares as of March 31, 2004 and assumes, for purposes of the calculation, that shares issuable upon exercise of options or warrants exercisable and securities convertible within 60 days held by such person, but no other shareholders, had been issued as of the date the calculation was made.

STOCK OWNERSHIP

(3)	Includes 4,006 shares beneficially owned by Mr. Hunter’s spouse/child, as to which Mr. Hunter disclaims beneficial ownership.

(4)	Includes 6,153 shares beneficially owned by Dr. Knieser’s spouse and children, as to which shares Dr. Knieser disclaims beneficial ownership.

(5)	Information with respect to Dimensional Fund Advisors, Inc. is based solely on a review of statements on Schedule 13G filed by this entity with the SEC. The Company makes no representation as to the accuracy or completeness of the information reported.

(6)	Information with respect to Henry George Luken, III is based solely on a review of statements on Schedule 13D filed by Mr. Luken with the SEC. The Company makes no representation as to the accuracy or completeness of the information reported.

EQUITY COMPENSATION PLAN INFORMATION

In January 2002, the Securities and Exchange Commission adopted new rules for the disclosure of equity compensation plans. The purpose of the new rules is to summarize the potential dilution that could occur from past and future equity grants under all equity compensation plans. The following provides tabular disclosure of the number of securities to be issued upon the exercise of outstanding options, the weighted average exercise price of outstanding options, and the number of securities remaining available for future issuance under our equity compensation plans. All of our equity compensation plans have been approved by our shareholders.

	Number of		Number of
	securities to		securities
	be issued		remaining
	upon		available for
	exercise of	Weighted-average	future
	outstanding	exercise price of	issuance
	options,	outstanding	under equity
	warrants	options, warrants	compensation
Plan Category	and rights	and rights	plans
Equity compensation plans approved by security holders:
1992 Stock Option Plan	2,223,554	$5.19	—
2002 Stock Incentive Plan	580,500	$4.40	645,143

GENERAL

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Articles of Incorporation and Bylaws provide for indemnification of our officers and directors to the maximum extent permitted under the Indiana Business Corporation Law (“IBCL”). In addition, we have entered into separate indemnification agreements with some of our directors which may require, among other things, to indemnify them against certain liabilities that may arise by reason of their status or service as directors to the maximum extent permitted under the IBCL.

On October 28, 1997, we made an interest free loan to Mr. Hunter, Chairman of the Board, in the amount of $775,500 in connection with a litigation settlement. The loan is repayable within 10 days of Mr. Hunter’s voluntary termination or resignation as our Chairman and CEO. In the event of a termination of Mr. Hunter’s employment following a change in control, the loan is deemed to be forgiven. The amount outstanding as of March 31, 2004 is $775,500.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent (10%) of the common stock (“Reporting Persons”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Reporting Persons are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such forms received by us and written representations from certain Reporting Persons, we believe that during fiscal year 2003 our Reporting Persons complied with all filing requirements applicable to them.

ANNUAL REPORT

Our Annual Report and Form 10-KA for 2003 is being mailed to the shareholders with this Proxy Statement, but is not part of the proxy solicitation material.

SOLICITATION BY BOARD; EXPENSES OF SOLICITATION

We will bear the cost of preparing, handling, printing and mailing this Proxy Statement, the accompanying proxy card and any additional material which may be furnished to shareholders, and the actual expense incurred by brokerage houses, fiduciaries and custodians in forwarding such materials to beneficial owners of common stock held in their names. The solicitation of proxies will be made by the use of the mail and through direct communication with certain shareholders or their representatives by our officers, directors or employees who will receive no additional compensation for such solicitation.

SHAREHOLDER PROPOSALS

In order for a proposal by shareholder to be included in the Proxy Statement and Proxy for the annual meeting to be held in 2005, such proposal must be received by us at our principal executive office, to the attention of the Secretary, no later than February 10, 2005 (which is 120 days prior to the anniversary of the mailing date of this Proxy Statement), assuming that the date of the annual meeting to be held in 2005 is not changed by more than 30 days from the date of this year’s annual meeting. In such event, we will provide notice of the date by which such proposals must be received in order to be included. The determination by us as to whether we will oppose inclusion of any proposal in our Proxy Statement and Proxy will be made on a case-by-case basis in accordance with the judgment of the Board and the rules and regulations promulgated by the SEC. Proposals received after February 10, 2005 will not be considered for inclusion in our proxy materials for the annual meeting in 2005.

Pursuant to the rules and regulations promulgated by the SEC, any shareholder who intends to present a proposal at the annual meeting to be held in 2005 without requesting that we include such proposal in our proxy statement should be aware that he or she must notify us at our principal executive office, attention Secretary, not later than April 25, 2005 (which is 45 days prior to the anniversary of the mailing date of this Proxy Statement) of the intention to present the proposal. Otherwise we may exercise discretionary voting with respect to such shareholder proposal pursuant to authority conferred by proxies to be solicited by our Board and delivered in connection with the meeting. In addition, pursuant to our bylaws, in order to present a proposal, a shareholder must provide notice to the Secretary of the Company not less than 60 nor more than 90 days prior to the meeting of the intention to make the proposal;

GENERAL

provided that in the event less than 75 days notice of the meeting is given, notice by the shareholder to be timely must be received by the close of business on the tenth day following the notice date.

OTHER BUSINESS

Our Board of Directors knows of no other matters, other than those stated above, to be presented at the Annual Meeting. If any other matters should properly come before the meeting the proxy card, if executed and returned, gives discretionary authority to the persons named in the proxy card and it is intended that such persons will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Stephen M. Coons
Executive Vice President and Secretary

APPENDIX A

STANDARD MANAGEMENT CORPORATION

AUDIT COMMITTEE CHARTER

I. Purpose

The Audit Committee (“Committee”) of the Board of Directors (“Board”) of Standard Management Corporation (“Company”) shall assist the Board in the oversight and monitoring off 1) the integrity of the Company’s financial statements and public disclosures; 2) the performance, independence and qualifications of the Company’s independent auditors; 3) the Company’s system of internal management controls; and 4) the Company’s compliance with applicable legal and regulatory requirements.

II. Organization

The Committee shall consist of three or more members of the Board of Directors. The Committee shall establish and maintain practices to provide reasonable assurance of the Company’s compliance with the rules of The Nasdaq Stock Market, Inc. (Nasdaq”) as amended from time to time and as interpreted by the Board in its business judgment.

Each committee member shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement (or shall be able to do so within a reasonable period of time after appointment to the committee). At least one committee member shall have accounting or related financial management expertise as defined in the applicable Nasdaq rules. Finally, each committee member shall meet the independence requirements of the applicable Nasdaq rules for being a member of the audit committee, subject to any exceptions authorized under the rules, as such rules are amended from time to time.

The Committee members and the Committee Chairman shall be appointed by the Board, and considering the recommendation of the Nominating Committee. The members of the Committee shall serve until their successors are duly appointed and qualified.

The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member(s) satisfying the requirements referred to above. Except as expressly provided in this Charter, the Amended and Restated Articles of Incorporation, as amended, the Amended and Restated Bylaws, as amended or as otherwise established by the Board or Nasdaq, the Committee shall fix its own rules of procedure.

III. Meetings and Attendance

The Committee shall meet at least four (4) times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall meet periodically with senior management of the Company and the Company’s independent auditor, in separate executive sessions. The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to the Committee.

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

IV. Authority and Responsibility

A.	In order to assist the Board in its oversight of the integrity of the Company’s financial statements and public disclosures, the Committee shall:

1.	Review and discuss with the Chief Financial Officer (“CFO”) and other members of the Company’s management and the independent auditor, the annual audited financial statements, including disclosures made in the management’s discussion and analysis section, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.	Review and discuss with the CFO or his or her appropriate designee and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.	Discuss with the CFO or his or her appropriate designee and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any off-balance sheet arrangements, the Company use of estimates, judgments and uncertainties, any significant deficiencies or material weaknesses in the Company’s internal controls and any special steps adopted in light of these control deficiencies.

4.	Review and discuss with management the Company’s earnings press releases, including the use of non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee may perform these functions generally by discussing the types of information to be disclosed and the types of presentation to be made, rather than discussing the same in advance of each earnings release or other disclosure or presentation.

5.	Discuss with the CFO or his or her appropriate designee, and the independent auditor the effect of regulatory and accounting initiatives on the Company’s financial statements.

6.	Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management procedures. The Committee shall satisfy itself that:

a.	The Company has appropriate procedures, practices and processes in place to reasonably assure adherence to policies and limits relating to the assumption of risk; and

b.	The risks assumed by the Company are appropriately reflected in the books and records of the Company and that procedures are in place to assure the timeliness and integrity of the reporting thereof.

7.	Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weakness therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

8.	Retain independent legal, accounting or other advisors in order to assist the Committee in carrying out its responsibilities or investigate any matters within the Committee’s scope of responsibilities, as it deems necessary.

9.	Review findings from completed internal audits and progress reports on the proposed internal audit plan, together with explanations for any deviations from the original plan.

10.	Make regular reports to the Board, including an annual review of the adequacy of this charter, and an annual review of the Committee’s performance and recommend any changes to the Board for approval.

11.	Review and approve the Committee’s report that is made in the Company’s annual meeting proxy statement, and take appropriate steps to ensure that such report complies with applicable requirements, including compliance with the requirement of the Securities and Exchange Commission

(“Commission”) that this Charter be appended to the Company’s proxy statement at least once every three years.

B.	The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor and to any advisors employed by the Committee.

C.	In order to assist the board in its oversight of the performance, independence and qualifications of the Company’s independent auditors, the Audit Committee shall:

1.	Assume and retain the sole authority to appoint or replace the independent auditor (subject to shareholder ratification, if applicable). The independent auditor shall report directly to the Committee and the Committee shall be directly responsible for the compensation, and oversight of the work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting.

2.	Review and oversee the qualifications, performance and independence of the Company’s independent auditors and specifically the qualifications, performance and independence of the lead partner of the audit engagement team, including the annual communication as to independence delivered by the independent auditors pursuant to Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” Actively engage in discussions with the independent auditor regarding any disclosed relationships or services that may affect their objectivity and independence. Consider whether the independent auditor’s quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor’s independence, taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board on an annual basis and recommend or take appropriate action in response to any concerns raised.

3.	Review and pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Company by its independent auditor, all in accordance with the applicable rules established by the Commission. The Committee may delegate the authority to grant pre-approvals of permitted non-audit services to an individual Audit Committee member or members, provided that the decisions of such individual member or members to grant such pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

4.	Meet with the independent auditor prior to the audit to discuss the audit scope and plan, and the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and effective use of audit resources.

5.	Meet and review with the independent auditor the adequacy and effectiveness of the Company’s internal accounting and financial controls, including any related significant findings and recommendations of the independent auditor and management’s responses thereto.

6.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any problems, difficulties or differences encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

7.	Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company.

8.	Confirm that the Company’s quarterly financial statements have been reviewed by the Company’s independent auditor, in accordance with SAS No. 71, as amended by SAS No. 90, prior to the filing of each quarterly report on Form 10-Q with the Commission.

9.	Receive and discuss quarterly reports from the independent auditors on:

a.	All critical accounting policies and practices to be used.

b.	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including ramifications of the use of such alternatives disclosures and treatments, and the treatment preferred by the independent auditor.

c.	Other material written communications between the independent auditor and management, such as the quarterly review opinion, any management letter and any schedule of unadjusted differences.

10.	Ensure the rotation of the members of the audit engagement team as required. Consider whether in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

11.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

12.	Receive a report as to any material matters that were referred to the independent auditors’ national office relating to accounting policies and/or financial statement disclosure within the Company’s financial statements and, to the extent deemed appropriate, the Committee shall request an opportunity to address such issues directly with a representative of such national office.

D.	In order to assist the Board in its oversight of the Company’s compliance with other legal and regulatory requirements, the Committee shall:

1.	Obtain reports from management and the independent auditor, as appropriate, that the Company and its subsidiaries are in conformity with applicable accounting and related legal requirements and the Company’s Code of Business Conduct and Ethics. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Business Conduct and Ethics.

2.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters in accordance with applicable Nasdaq rules.

3.	Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies, and satisfy itself that the Company has taken appropriate corrective action.

4.	Discuss with the Company’s General Counsel legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

V. Limitation of Audit Committee’s Role

The Audit Committee has the authority and responsibilities set forth in this Charter. Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with generally accepted accounting principles, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. The Company’s independent auditors are responsible for auditing the financial statements prepared by management. The Audit Committee’s responsibility is to participate in the process through its oversight and monitoring function in accordance with the procedures described above. While the Audit Committee may apply reasonable materiality standards to all of its activities, it is not providing any expert assurance as to the Company’s financial statements as part of its responsibility.

PROXY

STANDARD MANAGEMENT CORPORATION

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 9, 2004
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Standard Management Corporation ( the “Company” or “SMC”) does hereby acknowledge receipt of Notice of said Annual Meeting and the accompanying Proxy Statement, and does hereby constitute and appoint Ronald D. Hunter and Stephen M. Coons, or either of them, with full power of substitution, to vote all shares of Common Stock of SMC that the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Shareholders of SMC, to be held on Friday, July 9, 2004 at 9:30 a.m. (Eastern Standard Time) at 10689 North Pennsylvania, Indianapolis, Indiana 46280, and at any adjournment thereof, as follows:

     This Proxy when properly executed will be voted in the manner directed by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the nominees for director (as defined on the reverse side) in Proposal 1. If other business is presented at said meeting, this proxy will be voted on those matters in accordance with the best judgment of the named proxies.

Please mark your votes as indicated in this example	☒

1. The election of two (2) Class III Directors:

FOR the nominees listed ☐	WITHHOLD AUTHORITY for the nominees listed ☐

01 Ronald D. Hunter	02 James H. Steane II

INSTRUCTIONS:	To withhold authority to vote for any individual nominee, strike that nominee’s name from the names listed above.

You are urged to mark, sign, date and return your proxy without delay in the return envelope provided for that purpose, which requires no postage if mailed in the United States.

Dated: , 2004

Signature

Signature if held jointly

When signing the proxy, please take care to have the signature conform to the shareholder’s name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing. Corporations and partnerships should sign in their full corporate or partnership names by a duly authorized person.